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EXHIBIT 10.35

                     DATED 29 JANUARY 1998
          AUSTRALIA AND NEW ZEALAND PETROLEUM LIMITED
                  PETROLEUM RESOURCES LIMITED
              SOUTHERN PETROLEUM (OHANGA) LIMITED
           FLETCHER CHALLENGE ENERGY TARANAKI LIMITED

                              AND

                     NGATORO ENERGY LIMITED

                       DEED OF WITHDRAWAL
                           PPL 38706

THIS DEED is made the 29 January 1998

BETWEEN

AUSTRALIA AND NEW ZEALAND PETROLEUM LIMITED, a duly incorporated company having its registered office at Auckland, New Zealand
("ANZ")

PETROLEUM RESOURCES LIMITED, a duly incorporated company having its registered office at Auckland, New Zealand ("Resources")

SOUTHERN PETROLEUM (OHANGA) LIMITED, a duly incorporated company having its registered office at New Plymouth, New Zealand
("Southern")

FLETCHER CHALLENGE ENERGY TARANAKI LIMITED, a duly incorporated company having its registered office at New Plymouth, New Zealand
("Fletcher")

AND

NGATORO ENERGY LIMITED, a duly incorporated company having its registered office at Wellington, New Zealand ("Ngatoro")

RECITALS:

A. ANZ, Resources and the Other Joint Venturers are the current parties to the Joint Venture and Joint Venture Operating
Agreement.

B. Pursuant to Clasue 12.02(b) of the Joint Venture Operating Agreement, by notice dated 31 July 1997, ANZ and Resources exercised their right to withdraw from the Joint Venture and PPL 38706 Licence Area and wish to transfer their respective Percentage Interests free from all encumbrances to the Other Joint Venturers, on the terms and conditoins of this Agreement.


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THE PARTIES COVENANT AND AGREE:

1.   DEFINITIONS

Unless otherwise required by the context or subject matter:

"Agreement" means this deed;

"Effective Date" means 31 July 1997;

Joint Venture" means the joint venture formed by the Parties hereto in relation to the explorations and development of the PPL38706 Licence Area;

"Joint Venture Operating Agreement" means the Joint Venture
Operating Agreement for PPL38706 executed by ANZ, Resources and the Other Joint Venturers dated 2 September 1993;

"PPL 38706 Licence Area" means the area the subject of Petroleum
Prospecting Licence 38706 as at the Effective Date;

"PMP 38148 Permit Area" means the area the subject of Petroleum
Mining Permit 38148 granted by the Minister of Energy on 23
December 1996;

"Covenants" means the covenants, agreements and obligations contained incurred or implied in or pursuant to the Joint Venture Operating Agreement or imposed by law to be observed and performed to the extent of ANZ and Resources' interest but specifically excluding those for which ANZ and Resources retain liability under Section 12.03 of the Joint Venture Operating Agreement;

"Other Joint Venturers" means Southern, Fletcher and Ngatoro.

"Party" means ANZ and/or Resources and/or any or all of the Other
Joint Venturers according to the context, and "Parties" has a corresponding meaning; and

"Percentage Interest" means the undivided right, title, interest and obligation from time to time of a Joint Venturer as tenant in common with the Joint Venture parties in the Joint Venture, expressed as a percentage of the totality of all the Joint Venturers' undivided beneficial rights, titles, interests and obligations therein.

2.   INTERPRETATION

2.1  Words in the Joint Venture Operating Agreement

Words and expressoins defined in the Joint Venture Operating
Agreement and used but not defined in this Agreement have the same meaning as in the Joint Venture Operating Agreement.

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2.2  Headings

Except in the Schedule (where applicable), headings in this Agreement are for convenience and identificatoin of clauses only and do not otherwise affect its interpretation.

2.3  Reference to other document

Subject to any contrary provision in this Agreement, a reference to any other deed, agreement, instrument or contract includes a reference to that other deed, agreement, instrument or contract as amended, supplemented or varied from time to time.

2.4  Reference to a Party

Unless contrary to the sense or context, a reference to a Party includes that Party's successors and assigns.

3.   WITHDRAWAL AND ASSIGNMENT

3.1 With effect on and from the Effective Date, ANZ and Resources hereby:

(a) withdraw from the PPL 38706 Licence Area, the Joint Venture and the Joint Venture Operating Agreement in so far as it applies to the PPL 38706 Licence Area only; and

(b) in consideration of the covenants herein contained, asking for nil compensation to each of the Other Joint Venturers their Percentage Interests in respect of the PPL 38706 Licence Area on a pro rata basis in proportion to the Percentage Interests held by each of the Other Joint Venturers in the PPL 38706 Licence Area at the Effective Date.

3.2 For the avoidance of doubt, the withdrawal of ANZ and Resources from the Joint Venture, the Joint Venture Operating Agreement and PPL 38706 Licence Area and the assignment of their respective Percentage Interests to the Other Joint Venturers shall not affect the interests of any party to the PMP 38148 Permit Area.

4.   WARRANTY

ANZ and Resources hereby warrant that their respective Percentage
Interests to be assigned under this Agreement are free from all mortgages, charges, lien's and other encumbrances or adverse claims of any nature whatsoever (other than governmental royalty).





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5.   OTHER JOINT VENTURERS TO OBSERVE ANZ AND RESOURCES COVENANTS

5.1 The Other Joint Venturers agree on and from the Effective Date to observe and perform ANZ and Resources' Covenants arising or incurred on or after the Effective Date in proportion to the pro rata share ech receive pursuant to this Agreement. For the avoidance of doubt, ANZ and Resources retain liability for the obligations under subsection 12.03(vi) of the Joint Venture Operating Agreement.

5.2 The Other Joint Venturers are not liable for any failure to observe and perform ANZ and Resources' Covenants before the Effective Date or for any liabilities and obligations which remain with ANZ and Resources' on or after the Effective Date pursuant to subsection 12.03(vi) of the Joint Venture Operating Agreement.

5.3 Each of the Other Joint Venturers severally (but not jointly or joint and severally) on a pro rata basis in proportion to the Percentage Interest acquired from each of ANZ and Resources by each of the Other Joint Venturers indemnify ANZ and Resources against all liabilities and obligations arising with respect to ANZ and Resources' Covenants accruing on or after the Effective Date.

6.   RELEASE

6.1  Subject to clause 4.2 and 5.2 of this Agreement the Other
Joint Venturers release and discharge ANZ and Resources from ANZ and Resources Covenants on an from the Effective Date.

6.2  ANZ and Resources:

(a) remain liable for, and must observe and perform, all ANZ and Resources Covenants arising or incurred before the Effective
Date; and

(b)  remain bound by the confidentiality provisions of Article
13.01 (b) of the Joint Venture Operating Agreement; and

(c) indemnify each of the Other Joint Venturers against all liabilities and obligations arising or incurred with respect to ANZ and Resources Covenants accruing before the Effective Date.

7.   COMPLIANCE WITH JOINT VENTURE OPERATING AGREEMENT

7.1  The Parties confirm that this Agreement fully complies with
Section 12.03 of the Joint Venture Operating Agreement.

7.2 The Other Joint Venturers consent to the withdrawal and assignment by ANZ and Resources as evidenced by this Agreement.

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8.   PERCENTAGE INTERESTS OF PARTIES FROM EFFECTIVE DATE

For the avoidance of doubt, the Percentage Interests of the parties to the Joint Venture Operating Agreement and in respect of the PPL 38706 Licence Area and the PMP 38148 Permit Area on and from the Effective Date are:

NAME OF PARTY            PERCENTAGE INTEREST

                         PPL 38706      PMP 38148

Southern                 46.125%        29.78465%
Fletcher                 46.125%        29.78465%
Ngatoro                  7.75%           5.00000%
ANZ                      -              15.00000%
Resources                -              20.43070%

9.   CONDITION PRECEDENT

9.1 This Agreement and the withdrawal and assignments contemplated by it are subject ot the condition precedent that any necessary approval or consent by the Minister of Energy for the time being responsible for the administration of the Petroleum Act 1937 is obtained.

9.2 As soon as practicable after the execution of this Agreement by all parties, ANZ and Resources will lodge this Agreement with the appropriate authorities to enable any necessary approval or consent to be given.

9.3 The Parties will use all reasonable efforts and will promptly execute all documents and do all acts and things which are necessary to obtain any approval or consent referred to in Clause 8.1 as expeditiously as possible.

9.4  Upon satisfaction of the condition referred to in Clause
8.1, this Agreement shall, as between the parties, take effect on and from the Effective Date.

10.  COSTS

ANZ and Resources will pay the registration fees on this Agreement.

11.  PROPER LAW

This Agreement is governed by, and to be interpreted in accordance with the laws of New Zealand.





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12.  JURISDICTION

The Parties agree to submit to the jurisdiction of the courts of New Zealand.

13.  FURTHER ASSURANCES

Each Party must execute and do all acts and things necessary or desirable to implement and give full effect to the provisions and purpose of this Agreement.

EXECUTED AS A DEED

Signed for and on behalf of        )
AUSTRALIA AND NEW ZEALAND          )
PETROLEUM LIMITED by:              )

/s/  illegible                     /s/ illegible
Director                           Director/Secretary

Witness to both signatories
Name:               illegible
Address:            illegible
Occupation:         Secretary
Signature:          /s/ illegible

Signed for an on behalf of         )
PETROLEUM RESOURCES LIMITED        )
by:

/s/ illegible                      /s/ illegible
Director                           Director/Secretary

Witness to both signatories

Name:               illegible
Address:            illegible
Occupation:         Secretary
Signature:          /s/ illegible

Executed as a Deed by              )
SOUTHERN PETROLEUM (OHANGA)        )
LIMITED in the presence of:        )

/s/ illegible                      /s/ illegible
Director                           Director/Secretary

The Common Seal of Fletcher Challenge Energy Taranaki Limited
97/686




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Executed as a Deed by                   )
FLETCHER CHALLENGE ENERGY               )
TARANAKI LIMITED in the presence of:    )

/s/ illegible                           /s/ illegible

Signed for and on behalf of             )
NGATORO ENERGY LIMITED        )
by:                           )

/s/ David Bennett                  /s/ Jenni Lean
Director                           Director/Secretary

Witness to both signatories

Signature:          /s/ Keren Witt
Name:               Keren Witt
Address:            12/37 Bracken Road
                    Newlands, Wellington
Occupation:         Office Manager